              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) November 15, 2005

                     NAVISTAR FINANCIAL 2005-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

            333-115716-01                               51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)

  425 N. Martingale Road Schaumburg, Illinois              60173
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 630-753-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  Other Events.

            On November 15, 2005, the Registrant made available the
            Monthly Servicer Certificate for the Period of October 2005
            for the NAVISTAR FINANCIAL 2005-A OWNER TRUST,  which  is
            attached as Exhibit 20 hereto.

Item 9.01   Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2005-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  November 23, 2005                  By:/s/ John V. Mulvaney, Sr.
-----------------------                          --------------------------
                                                 John V. Mulvaney, Sr.
                                                 Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2005-A Owner Trust
               Monthly Servicer Certificate #4, dated November 15, 2005

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                                Exhibit 20

                   Navistar Financial 2005 - A Owner Trust
                         For the Month of October 2005
                   Distribution Date of November 15, 2005
                           Servicer Certificate  #4

Original Pool Amount                                             $384,995,849.09
Subsequent Receivables (transferred 08/19/05)                    $150,688,045.07
Subsequent Receivables (transferred 09/16/05)                    $180,149,606.50
Subsequent Receivables (transferred 10/21/2005)                   $34,165,147.01
                                                                 ---------------
Total Aggregate Starting Receivables Balance                     $749,998,647.67

Beginning Pool Balance                                           $678,537,453.53
     Beginning Pool Factor                                             0.9478984
Beg. Prefunding Account Balance                                   $33,995,666.85

     Total beginning                                             $712,533,120.38
                                                                       0.9500459
Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $17,841,792.09
     Interest Collected                                            $4,609,135.41
     Mandatory Prepayments                                             $1,345.58

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                                $41,099.69

Total Additional Deposits                                             $41,099.69

Repos / Chargeoffs                                                   $162,536.52
Aggregate Number of Notes Charged Off                                          8

Total Available Funds                                             $22,493,372.77

Ending Pool Balance                                              $694,698,271.93
     Ending Pool Factor                                                0.9262660
End Prefunding Account Balance                                             $0.00

     Total Ending                                                $694,698,271.93

Servicing Fee                                                        $565,447.88
     memo: Servicer will allocate $1,500.00 of
           Servicing Fee as Administration Fee

Repayment of Servicer Advances                                             $0.00

Current Weighted Average APR:                                              7.779%

Current Weighted Average Remaining Term (months):                          50.83

Delinquencies                                                         Dollars       Notes
                             Installments: 1 - 30 days              1,928,737.02    1,942
                                           31 - 60 days               223,026.17      261
                                           60+  days                   52,686.07       37

                                    Total:                          2,204,449.26    1,942
                                 Balances: 60+  days                1,390,534.74       37

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                                                Navistar Financial 2005 - A Owner Trust
                                                    For the Month of October 2005

                                                                        NOTES
                                                                                                       CLASS B        CLASS C
                            TOTAL       CLASS A - 1    CLASS A - 2    CLASS A - 3     CLASS A - 4       NOTES          NOTES
Original Pool Amt.    $746,250,000.00 $106,000,000.00 $211,000,000.00 $253,000,000.00 $131,250,000.00 $30,000,000.00 $15,000,000.00

Distributions:
      Distribution Percentages  (1)            100.00%           0.00%           0.00%           0.00%          0.00%          0.00%

      Coupon                                   3.6159%         4.0900%         4.2200%         4.4300%        4.4200%        4.8400%

Collected Principal    $17,841,792.09
Collected Interest      $4,609,135.41
Charge - Offs             $162,536.52
Liquidation
     Proceeds/Recoveries   $41,099.69

Servicing & Admin Fee     $565,447.88
Investment Earnings
     from Pre-Funding     $109,465.72
Cash Transfer
     from Negative Carry    $7,378.30
Cash Transfer
     from Pre-Funding Acct. $1,345.58
Cash Transfer
     from Reserve Account       $0.00
Total Collections Avail
     for Debt Service  $22,044,768.91

Beginning Bond Bal.   $703,622,471.46  $63,372,471.46 $211,000,000.00 $253,000,000.00 $131,250,000.00 $30,000,000.00 $15,000,000.00

Interest Due (2)        $2,448,995.56     $184,589.31     $719,158.33     $889,716.67     $484,531.25    $110,500.00     $60,500.00
Interest Paid           $2,448,995.56     $184,589.31     $719,158.33     $889,716.67     $484,531.25    $110,500.00     $60,500.00
Priority Principal Due  $8,924,199.53   $8,924,199.53           $0.00           $0.00           $0.00          $0.00          $0.00
Priority Principal Paid $8,924,199.53   $8,924,199.53           $0.00           $0.00           $0.00          $0.00          $0.00
Regular Principal Due  $16,814,453.04  $16,814,453.04
Regular Principal Paid $10,670,228.24  $10,670,228.24
Mandatory Prepayments
   Class A-1 only
   (from Pre-funding Acct.)$1,345.58
Total Principal Paid  $19,595,773.35   $19,595,773.35           $0.00           $0.00           $0.00          $0.00          $0.00

Ending Bond Balance  $684,026,698.11   $43,776,698.11 $211,000,000.00 $253,000,000.00 $131,250,000.00 $30,000,000.00 $15,000,000.00
Note/Certificate Pool Factor
     (Ending Balance/Original Pool Amt.)    0.4129877       1.0000000       1.0000000       1.0000000      1.0000000      1.0000000

Total Distributions   $22,044,768.91   $19,780,362.66     $719,158.33     $889,716.67     $484,531.25    $110,500.00     $60,500.00

Interest Shortfall             $0.00            $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
Priority Principal Shortfall   $0.00            $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
          Total Shortfall      $0.00            $0.00           $0.00           $0.00           $0.00          $0.00          $0.00

Excess Servicing
(see Memo Item - Reserve Acct) $0.00

(a) 100% to the Class A-1 Notes until the Class A-1 Notes are paid in full.       (*x represents previously paid interest to other
(b) to the remaining Class A Notes, sequentially to the Class A-2 Notes,           classes.)
the Class A-3 Notes and the Class A-4 Notes until each class is paid in full,     (*y represents previously paid interest and
an amount equal to the amount required to reduce the outstanding principal         priority principal on other classes.)
amount of the Class A Notes to an amount equal to 92.97% of the amount by which   (*z represents previously paid interest, priority
the sum of the aggregate receivables balance of the receivables in the trust       principal and regular principal on other
and the balance of the pre-funding account as of the last day of the prior         classes.)
calendar month exceeds the target overcollateralization amount for that distribution date. (c) to the Class B Notes, in an amount equal to the amount required to reduce the outstanding principal amount of the Class B Notes to an amount equal to 4.69% of the amount by which the sum of the aggregate receivables balance of the receivables in the trust and the balance of the pre-funding account as of the last day of the prior calendar month exceeds the target overcollateralization amount for that distribution date; and
d) to the Class C Notes, in an amount equal to the amount required to reduce the outstanding principal amount of Class C Notes to an amount equal to 2.34%
of the amount by which the sum of the aggregate receivables balance of the receivables in the trust and the balance of the pre-funding account as of the last day of the prior calendar month exceeds the target overcollateralization amount for that distribution date.

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                                                Navistar Financial 2005 - A Owner Trust
                                                    For the Month of October 2005

RESERVE ACCOUNT

Opening balance                                                    $7,158,335.01
+    Sub Sale 1                                                            $0.00
+    Sub Sale 2                                                            $0.00
+    Sub Sale 3                                                      $341,651.47
+    Invest. Income                                                   $19,971.83
+    Excess Serv.                                                          $0.00
+    Transfer (to) Collections Acct line item #16                          $0.00
                                                                 ---------------
     Beginning Reserve Balance                                     $7,519,958.31
     Specified Reserve Account Balance                             $7,499,986.48
     Reserve (Release) / Deposit                                     ($19,971.83)
     Ending Reserve Balance                                        $7,499,986.48

Noteholders Percent Trigger:                                                1.00%
     Ending Reserve Account Balance not less than 1% of Initial Aggregate Receivables Balance

Trigger:  Is Minimum < 1.0%                                                NO

OVERCOLLATERALIZATION (Certificate D)

Opening balance                                                    $8,910,648.92   ================================================
+    Sub Sale 1                                                            $0.00   Memo Item:
+    Sub Sale 2                                                            $0.00   Ending Pool Balance             $694,698,271.93
+    Sub Sale 3                                                      $170,825.74   End Prefunding Acct Bal                   $0.00
                                                                 ---------------   Ending Bond Balance            ($684,026,698.11)
                                                                                                                 -----------------
     Beginning Overcollateralization Balance                       $9,081,474.66   Overcollateralization End Bal    $10,671,573.82
                                                                                   ================================================
     Target Overcollateralization Balance                         $16,814,453.04

     Overcollateralization (Release)/Deposit                       $1,590,099.16
     Ending Overcollateralization Balance                         $10,671,573.82
     % of the Aggregate Receivables Balance as of the close of
     business on the last day of the related monthly period.                1.54%

MEMO ITEM - ADVANCES:

Prior Month Servicer Advances                                      $2,534,750.53
Servicer Advances - Current Month                                    $128,464.47
Total Outstanding Servicer Advances                                $2,663,215.00

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                                                Navistar Financial 2005-A Owner Trust

         Pre-Funding Account:

                 Beginning Balance 10/17/05                                     $33,995,666.85
                 Plus: Investment Earnings                                         $109,465.72
                 Less: 10/21/05 SubSale#3 Transfer                             ($33,994,321.27)
                 Less: Investment Earnings to Collection Account                  ($109,465.72)
                                                                                --------------
                 SubTotal 11/15/05                                                   $1,345.58
                 Less: Mandatory Prepayment                                         ($1,345.58)
                 Ending Balance 11/15/05                                                 $0.00
                                                                                ==============

         Negative Carry Account:

                 Beginning Balance 10/17/05                                        $267,894.58
                 Plus: Investment Earnings                                           $7,001.31
                 Less: 11/14/05 Negative Carry Amount to Collections Account        ($7,378.30)
                 Less: Investment Earnings Distributed to Seller                    ($7,001.31)
                                                                                ---------------
                 Subtotal                                                          $260,516.28
                 Less: Required Negative Carry Account Balance                           $0.00
                                                                                ---------------
                 Subtotal:  Excess over the Required Negative Carry Account Bal.   $260,516.28
                 Less:  Excess released to Seller on 11/15/05                     ($260,516.28)

                 Ending  Account Balance 11/15/05                                        $0.00
                                                                                ===============
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